EXHIBIT 99.1
Client Adoption Drives Pega Cloud to 70% of New Client Commitments in First Half of 2022
•Total revenue increases to $651 million in first six months of 2022
•Annual contract value grows 14 percent (19 percent in constant currency)
•Total backlog of $1.1 billion as of June 30, 2022

CAMBRIDGE, Mass. — July 27, 2022 — Pegasystems Inc. (NASDAQ: PEGA), the low-code platform provider that builds agility into the world's leading organizations, released its financial results for the second quarter of 2022.
"This year has turned out to be an extremely volatile business environment,” said Alan Trefler, founder and CEO, Pegasystems. “The ongoing uncertainty will continue to put pressure on our clients. But this is an environment for which Pega is uniquely suited, as our low-code platform allows these same organizations to more easily adapt to change.”
"In the first half of 2022, we’ve grown annual contract value (“ACV”) 19 percent year-over-year in constant currency while showing additional signs of improving profitability,” said Ken Stillwell, COO and CFO, Pegasystems. “We’re doubling down on our work to become a Rule of 40 company in 2024.”
Financial and performance metrics (1)

(Dollars in thousands, except per share amounts)	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Change	2022	2021	Change
Total revenue	$274,337	$325,702	(16)%	$650,644	$639,201	2%
Net (loss) income - GAAP	$(286,296)	$37,291	*	$(286,675)	$30,674	*
Net (loss) income - non-GAAP	$(31,406)	$21,792	*	$18,768	$45,433	(59)%
Diluted (loss) earnings per share - GAAP	$(3.50)	$0.43	*	$(3.51)	$0.36	*
Diluted (loss) earnings per share - non-GAAP	$(0.38)	$0.25	*	$0.22	$0.53	(58)%
* not meaningful

(Dollars in thousands)	Three Months Ended June 30,				Change		Six Months Ended June 30,				Change
	2022		2021				2022		2021
Pega Cloud	$93,506	34%	$73,293	23%	$20,213	28%	$183,823	28%	$141,151	22%	$42,672	30%
Maintenance	78,326	29%	78,782	24%	(456)	(1)%	158,042	24%	154,343	24%	3,699	2%
Subscription services	171,832	63%	152,075	47%	19,757	13%	341,865	52%	295,494	46%	46,371	16%
Subscription license	41,600	15%	104,296	32%	(62,696)	(60)%	179,133	28%	215,805	34%	(36,672)	(17)%
Subscription	213,432	78%	256,371	79%	(42,939)	(17)%	520,998	80%	511,299	80%	9,699	2%
Perpetual license	2,266	1%	12,596	4%	(10,330)	(82)%	9,706	1%	18,048	3%	(8,342)	(46)%
Consulting	58,639	21%	56,735	17%	1,904	3%	119,940	19%	109,854	17%	10,086	9%
	$274,337	100%	$325,702	100%	$(51,365)	(16)%	$650,644	100%	$639,201	100%	$11,443	2%

(1) See the Schedules at the end of this release for additional information, including a reconciliation of our non-GAAP and GAAP measures.

EXHIBIT 99.1
(continued)

Total ACV
14% Reported Growth (19% Constant Currency)
Since June 30, 2021
$1,100M
$1,050M
$1,000M
$950M
$900M
$899M
$954M
$6
$948
$1,016M
$13
$1,003
$1,050M
$16
$1,034
$1,068M
$40
$1,028
Q2 21
Q3 21
Q4 21
Q1 22
Q2 22
Total ACV - Reported
Impact of changes in foreign exchange rates

Backlog
9% Reported Growth (15% Constant Currency)
Since June 30, 2021
$1,200M
$1,100M
$1,000M
$900M
$800M
$1,031M
$1,183M
$57
$1,126
Q2 2021
Q2 2022
Backlog - GAAP
Impact of changes in foreign exchange rates

Note: Constant currency measures are calculated by applying foreign exchange rates for the earliest period shown to all periods. The above constant currency measures reflect foreign exchange rates applicable as of Q2 2021.

EXHIBIT 99.1
(continued)
Quarterly conference call
A conference call and audio-only webcast will be conducted at 5:00 p.m. EDT on Wednesday, July 27, 2022. Members of the public and investors are invited to join the call and participate in the question and answer session by dialing 1-888-394-8218 (domestic), 1-323-794-2588 (international), or via webcast (https://viavid.webcasts.com/starthere.jsp?ei=1558139&tp_key=0cc6605362) by logging onto www.pega.com at least five minutes prior to the event's broadcast and clicking on the webcast icon in the Investors section.
Discussion of non-GAAP financial measures
We believe that non-GAAP financial measures help investors understand our core operating results and prospects, consistent with how management measures and forecasts our performance without the effect of often one-time charges and other items outside our normal operations. The supplementary non-GAAP financial measures are not meant to be superior to or a substitute for financial measures prepared under U.S. GAAP.
Reconciliations of our non-GAAP and GAAP measures are at the end of this release.
Forward-looking statements
Certain statements in this press release may be "forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.
Words such as expects, anticipates, intends, plans, believes, will, could, should, estimates, may, targets, strategies, projects, forecasts, guidance, likely, and usually, or variations of such words and other similar expressions identify forward-looking statements, which are based on current expectations and assumptions.
Forward-looking statements deal with future events and are subject to risks and uncertainties that are difficult to predict, including, but not limited to:
•our future financial performance and business plans;
•the adequacy of our liquidity and capital resources;
•the continued payment of our quarterly dividends;
•the timing of revenue recognition;
•management of our transition to a more subscription-based business model;
•variation in demand for our products and services, including among clients in the public sector;
•reliance on key personnel;
•global economic and political conditions and uncertainty, including continued impacts from the ongoing COVID-19 pandemic and the war in Ukraine;
•reliance on third-party service providers, including hosting providers;
•compliance with our debt obligations and covenants;
•the potential impact of our convertible senior notes and Capped Call Transactions;
•foreign currency exchange rates;
•the potential legal and financial liabilities and damage to our reputation due to cyber-attacks;
•security breaches and security flaws;
•our ability to protect our intellectual property rights, costs associated with defending such rights, intellectual property rights claims and other related claims by third parties against us, including related costs, damages, and other relief that may be granted against us;
•our client retention rate; and
•management of our growth.
These risks and others that may cause actual results to differ materially from those expressed in such forward-looking statements are described further in Part I of our Annual Report on Form 10-K for the year ended December 31, 2021, Part II of our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, and other filings we make with the U.S. Securities and Exchange Commission (“SEC”).
Except as required by applicable law, we do not undertake and expressly disclaim any obligation to update or revise these forward-looking statements publicly, whether due to new information, future events, or otherwise.
The forward-looking statements in this press release represent our views as of July 27, 2022.

EXHIBIT 99.1
(continued)
About Pegasystems
Pega provides a powerful low-code platform that builds agility into the world’s leading organizations so they can adapt to change. Clients use our AI-powered decisioning and workflow automation to solve their most pressing business challenges – from personalizing engagement to automating service to streamlining operations. Since 1983, we’ve built our scalable and flexible architecture to help enterprises meet today’s customer demands while continuously transforming for tomorrow. For more information on Pegasystems (NASDAQ: PEGA), visit www.pega.com
Press contact:
Lisa Pintchman
VP, Corporate Communications
lisapintchman.rogers@pega.com
617-866-6022
Twitter: @pega
Investor contact:
Peter Welburn
VP, Corporate Development & Investor Relations
PegaInvestorRelations@pega.com
617-498-8968
All trademarks are the property of their respective owners.

EXHIBIT 99.1
(continued)

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue
Subscription services	$171,832	$152,075	$341,865	$295,494
Subscription license	41,600	104,296	179,133	215,805
Perpetual license	2,266	12,596	9,706	18,048
Consulting	58,639	56,735	119,940	109,854
Total revenue	274,337	325,702	650,644	639,201
Cost of revenue
Subscription services	36,533	29,046	68,563	57,389
Subscription license	673	585	1,295	1,205
Perpetual license	36	71	70	101
Consulting	57,873	54,829	113,384	108,283
Total cost of revenue	95,115	84,531	183,312	166,978
Gross profit	179,222	241,171	467,332	472,223
Operating expenses
Selling and marketing	157,198	156,423	319,434	305,162
Research and development	74,341	64,395	145,831	126,837
General and administrative	32,723	19,161	68,487	37,431
Total operating expenses	264,262	239,979	533,752	469,430
(Loss) income from operations	(85,040)	1,192	(66,420)	2,793
Foreign currency transaction gain (loss)	1,713	(403)	4,589	(5,501)
Interest income	309	236	516	389
Interest expense	(1,944)	(1,959)	(3,890)	(3,839)
(Loss) income on capped call transactions	(18,945)	26,309	(49,505)	7,192
Other income, net	3,785	—	6,526	106
(Loss) income before provision for (benefit from) income taxes	(100,122)	25,375	(108,184)	1,140
Provision for (benefit from) income taxes	186,174	(11,916)	178,491	(29,534)
Net (loss) income	$(286,296)	$37,291	$(286,675)	$30,674
(Loss) earnings per share
Basic	$(3.50)	$0.46	$(3.51)	$0.38
Diluted	$(3.50)	$0.43	$(3.51)	$0.36
Weighted-average number of common shares outstanding
Basic	81,847	81,316	81,764	81,161
Diluted	81,847	90,320	81,764	86,006

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
UNAUDITED RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES

(in thousands, except percentages and per share amounts)	Three Months Ended June 30,			Six Months Ended June 30,
	2022	2021	Change	2022	2021	Change
Net (loss) income - GAAP	$(286,296)	$37,291	*	$(286,675)	$30,674	*
Stock-based compensation (1)	31,300	30,688		59,527	60,788
Capped call transactions	18,945	(26,309)		49,505	(7,192)
Litigation	10,582	2,369		27,950	4,329
Convertible senior notes	720	675		1,439	1,348
Headquarters lease	—	(6,266)		—	(9,683)
Amortization of intangible assets	1,025	1,002		1,997	2,004
Foreign currency transaction (gain) loss	(1,713)	403		(4,589)	5,501
Other	(1,001)	—		(3,583)	12
Income tax effects (2)	195,032	(18,061)		173,197	(42,348)
Net (loss) income - non-GAAP	$(31,406)	$21,792	*	$18,768	$45,433	(59)%

Diluted (loss) earnings per share - GAAP	$(3.50)	$0.43	*	$(3.51)	$0.36	*
non-GAAP adjustments	3.12	(0.18)		3.73	0.17
Diluted (loss) earnings per share - non-GAAP	$(0.38)	$0.25	*	$0.22	$0.53	(58)%

Diluted weighted-average number of common shares outstanding - GAAP	81,847	90,320	(9)%	81,764	86,006	(5)%
non-GAAP Adjustments	—	(4,443)		2,063	—
Diluted weighted-average number of common shares outstanding - non-GAAP	81,847	85,877	(5)%	83,827	86,006	(3)%
* not meaningful
Our non-GAAP financial measures reflect the following adjustments:
•Stock-based compensation: We have excluded stock-based compensation from our non-GAAP operating expenses and profitability measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to our revenues recognized during the periods presented and is expected to contribute to our future revenues, we continue to evaluate our business performance excluding stock-based compensation.
•Capped call transactions: We have excluded gains and losses related to our capped call transactions held at fair value under U.S. GAAP. The capped call transactions are expected to reduce common stock dilution and/or offset any potential cash payments we must make, other than for principal and interest, upon conversion of the Notes. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance. In addition, we reflect the effect of the capped call transactions on the weighted-average number of common shares outstanding in our non-GAAP financial measures as we believe it provides investors with useful information when evaluating our financial performance on a per-share basis.
•Litigation: Includes legal fees and related expenses arising from proceedings outside of the ordinary course of business. We believe excluding these expenses from our non-GAAP financial measures is useful to investors as the disputes giving rise to them are not representative of our core business operations and ongoing operating performance.
•Convertible senior notes: In February 2020, we issued convertible senior notes with an aggregate principal amount of $600 million, due March 1, 2025, in a private placement. We believe excluding the amortization of debt discounts and issuance costs provides a useful comparison of our operational performance in different periods.
•Headquarters lease: In February 2021, we agreed to accelerate our exit from our then Cambridge, Massachusetts headquarters to October 1, 2021, in exchange for a one-time payment from our landlord of $18 million, which was received in October 2021. We believe excluding the impact from our non-GAAP financial measures is useful to investors as the modified lease, including the $18 million payment, is not representative of our core business operations and ongoing operating performance.
•Amortization of intangible assets: We have excluded the amortization of intangible assets from our non-GAAP operating expenses and profitability measures. Amortization of intangible assets fluctuates in amount and frequency and is significantly affected by the timing and size of acquisitions. Investors should note that intangible assets contributed to our revenues recognized during the periods presented and are expected to contribute to future revenues. Amortization of intangible assets is likely to recur in future periods.
•Foreign currency transaction (gain) loss: We have excluded foreign currency transaction gains and losses from our non-GAAP profitability measures. Foreign currency transaction gains and losses fluctuate in amount and frequency and are significantly affected by foreign exchange market rates. Foreign currency transaction gains and losses are likely to recur in future periods.

EXHIBIT 99.1
(continued)
•Other: We have excluded gains and losses from our venture investments, capital advisory expenses, and incremental expenses incurred integrating acquisitions and evaluating potential acquisitions. In addition, incremental fees were incurred in the three and six months ended June 30, 2021 due to the cancellation of in-person sales and marketing events due to the COVID-19 pandemic. We believe excluding these amounts from our non-GAAP financial measures is useful to investors as the types of events giving rise to them are not representative of our core business operations and ongoing operating performance.
(1) Stock-based compensation:

	Three Months Ended June 30,		Six Months Ended June 30,
(in thousands)	2022	2021	2022	2021
Cost of revenue	$6,579	$5,849	$12,957	$11,774
Selling and marketing	12,633	14,748	23,591	28,468
Research and development	7,355	6,343	14,701	13,113
General and administrative	4,733	3,748	8,278	7,433
	$31,300	$30,688	$59,527	$60,788
Income tax benefit	$(543)	$(6,192)	$(905)	$(12,183)
(2) Effective income tax rates:

	Six Months Ended June 30,
	2022	2021
GAAP	165%	(2,591)%
non-GAAP	22%	22%
Our GAAP effective income tax rate is subject to significant fluctuations due to several factors, including excess tax benefits generated by our stock-based compensation plans, gains and losses on our capped call transactions, tax credits for stock-based compensation awards to research and development employees, and unfavorable foreign stock-based compensation adjustments. We determine our non-GAAP income tax rate using applicable rates in taxing jurisdictions and assessing certain factors, including our historical and forecasted earnings by jurisdiction, discrete items, and our ability to realize tax assets. Under GAAP we recorded a valuation allowance on our deferred tax assets of $192 million in the three months ended June 30, 2022. See "Note 12. Income Taxes" in Part I, Item 1 of our Quarterly Report on Form 10-Q for the three months ended June 30, 2022 for additional information. We believe it is beneficial for our management to review our non-GAAP results consistent with our annual plan's effective income tax rate as established at the beginning of each year, given tax rate volatility.

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$109,275	$159,965
Marketable securities	187,613	202,814
Total cash, cash equivalents, and marketable securities	296,888	362,779
Accounts receivable	171,556	182,717
Unbilled receivables	201,130	226,714
Other current assets	70,633	68,008
Total current assets	740,207	840,218
Unbilled receivables	115,901	129,789
Goodwill	81,717	81,923
Other long-term assets	320,557	541,601
Total assets	$1,258,382	$1,593,531
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$21,465	$15,281
Accrued expenses	63,120	63,890
Accrued compensation and related expenses	73,945	120,946
Deferred revenue	269,121	275,844
Other current liabilities	7,800	9,443
Total current liabilities	435,451	485,404
Convertible senior notes, net	592,161	590,722
Operating lease liabilities	84,170	87,818
Other long-term liabilities	12,821	13,499
Total liabilities	1,124,603	1,177,443
Total stockholders’ equity	133,779	416,088
Total liabilities and stockholders’ equity	$1,258,382	$1,593,531

PEGASYSTEMS INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended June 30,
	2022	2021
Net (loss) income	$(286,675)	$30,674
Adjustments to reconcile net (loss) income to cash (used in) provided by operating activities
Non-cash items	314,231	76,906
Change in operating assets and liabilities, net	(32,625)	(88,170)
Cash (used in) provided by operating activities	(5,069)	19,410
Cash (used in) provided by investing activities	(1,523)	10,493
Cash (used in) financing activities	(41,191)	(60,717)
Effect of exchange rate changes on cash and cash equivalents	(2,907)	(1,207)
Net (decrease) in cash and cash equivalents	(50,690)	(32,021)
Cash and cash equivalents, beginning of period	159,965	171,899
Cash and cash equivalents, end of period	$109,275	$139,878

EXHIBIT 99.1
(continued)
PEGASYSTEMS INC.
ANNUAL CONTRACT VALUE
(in thousands, except percentages)

Annual contract value (“ACV”) - ACV represents the annualized value of our active contracts as of the measurement date. The contract's total value is divided by its duration in years to calculate ACV for subscription license and Pega Cloud contracts. Maintenance revenue for the quarter then ended is multiplied by four to calculate ACV for maintenance. ACV is a performance measure that we believe provides useful information to our management and investors, particularly during our subscription transition.

	June 30, 2022	June 30, 2021	Change
Pega Cloud	$404,109	$306,919	$97,190	32%
Maintenance	313,304	315,128	(1,824)	(1)%
Subscription services	717,413	622,047	95,366	15%
Subscription license	310,139	277,388	32,751	12%
	$1,027,552	$899,435	$128,117	14%

PEGASYSTEMS INC.
BACKLOG
(in thousands, except percentages)

Remaining performance obligations (“Backlog”) - Expected future revenue from existing non-cancellable contracts:
As of June 30, 2022:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$204,974	$320,102	$46,810	$6,681	$32,159	$610,726	54%
1-2 years	57,862	200,135	10,711	4,505	7,919	281,132	25%
2-3 years	28,403	96,861	2,126	2,252	2,574	132,216	12%
Greater than 3 years	18,447	81,069	1,680	—	424	101,620	9%
	$309,686	$698,167	$61,327	$13,438	$43,076	$1,125,694	100%
% of Total	28%	62%	5%	1%	4%	100%
Change since June 30, 2021
	$(26,763)	$95,432	$(1,691)	$6,497	$21,083	$94,558
	(8)%	16%	(3)%	94%	96%	9%
As of June 30, 2021:

	Subscription services		Subscription license	Perpetual license	Consulting	Total
	Maintenance	Pega Cloud
1 year or less	$214,645	$281,793	$46,146	$6,707	$17,863	$567,154	56%
1-2 years	59,164	194,841	15,708	234	2,675	272,622	26%
2-3 years	36,076	88,855	909	—	762	126,602	12%
Greater than 3 years	26,564	37,246	255	—	693	64,758	6%
	$336,449	$602,735	$63,018	$6,941	$21,993	$1,031,136	100%
% of Total	33%	58%	6%	1%	2%	100%

RECONCILIATION OF GAAP BACKLOG AND CONSTANT CURRENCY BACKLOG

(in millions)	Q2 2022	1 Year Growth Rate
Backlog - GAAP	$1,126	9%
Impact of changes in foreign exchange rates	57	6%
Backlog - Constant Currency	$1,183	15%
Note: Constant currency Backlog is calculated by applying foreign exchange rates for the earliest period shown to all periods. The above constant currency measures reflect foreign exchange rates applicable as of Q2 2021.